COMSTOCK TOWER

                                       AT

                                 BRIAR CENTER I


                             OFFICE LEASE AGREEMENT


                                       for

                            COMSTOCK RESOURCES, INC.


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                                      INDEX
Section                                                                     Page


 1.  Premises..................................................................1
 2.  Term......................................................................2
 3.  Use.......................................................................2
 4.  Base Rental...............................................................2
 5.  Base Rental Adjustment....................................................3
 6.  Basic Costs Defined.......................................................3
 7.  Completion of Leasehold Improvements......................................5
 8.  Acceptance of Premises and Building by Lessee.............................5
 9.  Services to be Furnished by Lessor........................................5
10.  Keys and Locks............................................................6
11.  Graphics..................................................................6
12.  Maintenance and Repairs by Lessor.........................................6
13.  Repairs by Lessee.........................................................6
14.  Care of Premises..........................................................6
15.  Peaceful Enjoyment........................................................7
16.  Holding Over..............................................................7
17.  Alterations, Additions, and Improvements..................................7
18.  Legal Use and Violations of Insurance.....................................7
19.  Laws and Regulations; Building Rules......................................7
20.  Nuisance..................................................................8
21.  Entry by Lessor...........................................................8
22.  Assignment and Subletting.................................................8
23.  Transfers by Lessor.......................................................9
24.  Subordination to Mortgage.................................................9
25.  Mechanic's Liens.........................................................10
26.  Estoppel Certificate.....................................................10
27.  Events of Default........................................................10
28.  Lien for Rent............................................................12
29.  Attorneys' Fees..........................................................12
30.  No Implied Waiver........................................................12
31.  Casualty Insurance.......................................................13
32.  Liability Insurance......................................................13
33.  Indemnity................................................................13
34.  Waiver of Subrogation Rights.............................................13
35.  Casualty Damage..........................................................14
36.  Condemnation.............................................................14
37.  Damages from Certain Causes..............................................14
38.  Notice and Cure..........................................................14
39.  Personal Liability.......................................................15
40.  Notice...................................................................15
41.  Captions.................................................................15
42.  Entirety and Amendments..................................................15
43.  Severability.............................................................16
44.  Binding Effect...........................................................16
45.  Number and Gender of Words...............................................16
46.  Recordation..............................................................16
47.  Governing Law............................................................16
48.  Interest Rate............................................................16
49.  Force Majeure............................................................16
50.  Rules and Regulations....................................................16
51.  Reserved Rights..........................................................17
52.  Approval by Lessor's Mortgagees..........................................18
53.  Brokers..................................................................18
54.  Substitute Space.........................................................18
55.  Time of Essence..........................................................18
56.  Best Efforts.............................................................18
57.  No Reservation...........................................................18
58.  Consents.................................................................18
59.  Legal Authority..........................................................18
60.  Exhibits, Riders and Addendum............................................18


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                 Lease Addendum
                 Exhibit "A"   Floor Plan of Premises
                 Exhibit "B"   Building Rules and Regulations
                 Exhibit "C"   Work Letter
                 Exhibit "D"   Parking Agreement




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                             OFFICE LEASE AGREEMENT


         THIS LEASE AGREEMENT (the or this "Lease") is made and entered into as of (although not necessarily on) this the day of August, 1997, between BRIAR CENTER, LLC, ("Lessor"), whose address for purposes hereof is, 12700 Park Central Drive, Suite 1508, Dallas, Texas 75251 and COMSTOCK RESOURCES, INC. ("Lessee"), whose address for purposes hereof until commencement of the term of this Lease is 5005 LBJ Freeway, Suite 1000, Dallas, Texas 75244 and whose address thereafter will be that of the Premises (as hereinafter defined).

                              W I T N E S S E T H:

        1. Premises. Subject to and upon the terms, provisions, and conditions hereinafter set forth, and each in consideration of the duties, covenants, and obligations and obligation of the other hereunder, Lessor does hereby lease, demise, and let to Lessee, and Lessee does hereby lease from Lessor, those certain premises (the "Premises") in the five-story building located at ____ Legacy Drive, Frisco, Texas 75034 (the "Building"), such Premises being located on the fifth (i.e., top) floor of the Building and being conclusively deemed to contain 20,046 square feet of Net Rentable Area (hereinafter defined), as reflected on the floor plan of the Premises attached hereto and made a part hereof as Exhibit A.

         The term "Net Rentable Area" shall refer to (i) in the case of a single tenancy floor, all floor area measured from the inside surface of the outer glass or exterior wall of the building to the inside surface of the opposite outer glass wall or exterior wall of the Building, excluding only the areas ("service areas") within the outside walls used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, vertical pipe shafts and vertical ducts, but including any such areas which are for the specific use of a particular tenant such as special stairs or elevators, plus an allocation of the square footage of the outer Building's elevator and main mechanical rooms and ground floor lobby and (ii) in the case of a partial floor, all floor areas within the inside surface of the outer glass or exterior wall enclosing the portion of the Premises on such floor and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor ("common areas"), but including a proportionate part of the common areas located on such floor based upon the ratio which the tenant's Net Rentable Area on such floor bears to the aggregate Net Rentable Area on such floor plus an allocation of the square footage of the Building's elevator and main mechanical rooms and ground floor lobby. No deductions from Net Rentable Area are made for columns or projections necessary to the Building. The Net Rentable Area in the Premises has been agreed upon by Lessor and Lessee and is hereby stipulated for all purposes hereof to be 20,046 square feet. Notwithstanding the foregoing, in the event that for any reason Lessor and Lessee shall at any time disagree regarding any calculation of the Net Rentable Area of any space required to be made hereunder for any purpose, the Net Rentable Area of such space shall be determined in good faith and in accordance with the provisions of this Paragraph 1 by Lessor's architect (the "Architect"), whose determination thereof shall be conclusive upon each of the parties. Lessor and Lessee shall each pay fifty percent of the Architect's fees and expenses in respect of any such determination.

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        2.  Term.  (a)  Subject to and upon the terms and  conditions  set forth herein, or in any exhibit, addendum, or rider attached hereto, this Lease shall continue in force for a term of Eighty Four (84) months beginning on the 1st day of October, 1998, and ending on the 30th day of September, 2005.
         (b) If for any reason the Premises are not ready for occupancy by Lessee on the commencement date specified in Paragraph 2(a) above, Lessor shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, and the term of this Lease and the obligations of Lessee shall nonetheless commence and continue in full force and effect; provided, however, if the Premises are not ready for occupancy due to omission, delay, or default on the part of Lessor or anyone acting under or for Lessor, the term of this Lease shall not commence until the Premises are ready for occupancy by Lessee. In such event, rental under this Lease shall not commence until the Premises are ready for occupancy, whereupon the stated term of this Lease shall commence, and the expiration date shall be extended until the last day of the eighty-fourth (84th) full calendar month after the month in which the Premises became ready for occupancy. Except as otherwise provided below, such postponement of rent and of the commencement date of this Lease shall constitute full settlement of all claims that Lessee might otherwise have against Lessor by reason of the Premises' not being ready for occupancy by Lessee on the date of the commencement of the term hereof. Should the term of this Lease thus commence on a date other than that specified in Paragraph 2(a) above, Lessor will send Lessee a written statement of such adjusted commencement and expiration dates, and Lessee will, if Lessor requests, confirm such adjusted dates in writing. The Premises shall be deemed "ready for occupancy" when all of the following have occurred: (a) all of the work described in the Plans (as defined in Exhibit C attached hereto) have been substantially completed (as defined in Exhibit C) in accordance with such Plans as reasonably certified by Lessor's architect; (b) the heating, air conditioning, and ventilation, sanitary sewer, water, electrical, and other systems servicing the Premises are operating as intended; (c) all common areas and service areas that provide normal access to the Complex and the Premises are safe, clean, free of debris and free of construction activity; (d) a permanent certificate of occupancy for the Premises
shall  have  been  issued  by  applicable   governmental  entities,   permitting
continuous legal use of the Premises; (e) all parking areas necessary to provide the parking described in Exhibit D are complete and striped, including reasonable ingress and egress thereto; and (f) the exterior of the Building has
a  "visually   complete"   appearance   (subject  to  incomplete   landscaping).
Notwithstanding anything to the contrary contained in this Lease, if the Premises are not ready for occupancy before January 1, 1999 (subject to extension for force majeure and delays attributable to Lessee as described in Exhibit C), then Lessee may terminate this Lease by giving written notice thereof to Lessor, whereupon Lessor shall reimburse Lessee upon demand for all costs paid by Lessee in connection with the tenant improvements, and thereafter neither party shall have any liability to the other under this Lease.

         3. Use. The Premises are to be used and occupied by Lessee solely for office purposes and for no other purpose or use without the prior written consent of Lessor.

         4. Base Rental. (a) Lessee hereby agrees to pay to Lessor, without any setoff or deduction whatsoever, a base annual rental ("Base Rental") initially in the sum of Four Hundred Twenty Thousand Nine Hundred Sixty Six Dollars (See Addendum) dollars ($420,966.00) per year. Lessee shall also pay, as additional rent, all other sums of money as shall become due from and payable by Lessee to Lessor under this Lease (Base Rental, any adjustment thereto pursuant to Paragraph 5 hereof, any Basic Parking Charge or adjustment thereto, and all

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other sums of money due from and  payable  by Lessee to Lessor  under this Lease are sometimes hereinafter collectively called "rent"), for the nonpayment of which Lessor shall be entitled to exercise all rights and remedies are herein provided in the case of the nonpayment of Base Rental. The annual Base Rental, as adjusted from time to time pursuant to Paragraph 5 hereof, shall be due and payable in advance in twelve (12) equal installments on the first (1st) day of each calendar month during the term of this Lease and any extensions or renewals thereof, and Lessee hereby agrees to pay Base Rental as so adjusted to Lessor at Lessor's address provided herein (or such other address as may be designated by Lessor in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than the first (1st) day of a month, then the installment of Base Rental as adjusted pursuant hereto for such month shall be prorated, based on thirty (30) days per month, and the installment so prorated shall be paid in advance.

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         (b) No later than July 1, 1998  (unless the October 1, 1998  completion date has been delayed), Lessee agrees to pay to Lessor the sum of Thirty Five Thousand Eighty Dollars ($35,080.50) as advance rent to be applied to the Base Rental due with respect to the first and last months of the term of this Lease and a security deposit in the amount of Thirty Five Thousand Eighty Dollars ($35,080).
         (c) If Lessee fails to pay any regular monthly installment of rent by the tenth (10th) day of the month in which the installment is due, or any other sum of money owed Lessor within ten (10) days after accrual thereof or billing therefor, there shall be added to such unpaid amount a late charge of five percent (5%) of the installment or amount due in order to compensate Lessor for the extra administrative expenses incurred.

         5. Base Rental Adjustment. The Base Rental payable hereunder shall be adjusted from time to time in accordance with the following provisions:
         (a) Lessee's Base Rental includes a component (the "Basic Cost Component") attributable to Basic Costs (hereinafter defined) equal to $6.50 per square foot of Net Rentable Area in the Premises(See Addendum). This amount has been agreed upon by the parties and is not intended to be an estimate of Basic Costs of the Complex.
         (b) Prior to Lessee's occupancy of the Premises, Lessor will provide an estimate of Basic Costs for the calendar year in which occupancy occurs. If this estimate exceeds the Basic Cost Component per square foot of Net Rentable Area in the Building, then Base Rental shall be adjusted upwards by the amount of such excess times the Net Rentable Area of the Premises. Prior to January 1 of each calendar year thereafter during Lessee's occupancy, Lessor shall provide an estimate of Basic Costs for the forthcoming calendar year. Lessee shall pay a Base Rental for such forthcoming calendar year adjusted upward or downward, as appropriate (but not below the Base Rental specified in Paragraph 4), by the amount of the difference between the prior calendar year's estimated Basic Costs per square foot of Net Rentable Area in the Building and the coming calendar year's estimated Basic Costs per square foot of Net Rentable Area in the Building, times the Net Rentable Area of the Premises.
         (c) By June 1 of each calendar year during Lessee's occupancy, or as soon thereafter as possible, Lessor shall furnish to Lessee a statement of Lessor's Basic Costs for the previous calendar year or partial calendar year, if applicable. If actual Basic Costs are greater than Lessor's estimate thereof, a lump sum payment (which payment shall be deemed a payment of rent hereunder for all purposes) will be made from Lessee to Lessor within thirty (30) days of the delivery of such statement equal to the product of the Net Rentable Area in the Premises times the amount by which actual Basic Costs per square foot exceeded Lessor's estimate thereof. If actual Basic Costs are less than Lessor's estimate thereof, Lessor shall promptly after delivery of such statement make a lump sum payment to Lessee (or at Lessor's option, Lessor may credit such lump sum amount against remaining rent installments for the current calendar year) equal to the product of the Net Rentable Area in the Premises times the amount by which estimated Basic Costs per square foot exceeded the actual amount thereof. The effect of this reconciliation payment is that Lessee will pay during the term of this Lease its share of Basic Cost increases over the Basic Cost Component, and no more. Lessee may during normal business hours, upon reasonable prior notice to Lessor, audit Basic Costs books and records for the preceding calendar year within one hundred eighty (180) days from Lessor's delivery of the statement of Basic Costs for such prior calendar year.

         (d) All rent attributable to Basic Costs shall be paid by Lessee in the proportion that the Net Rentable Area of the Premises bears to ninety-five percent (95%) of the Net Rentable Area of the Building.

         6. Basic Costs Defined. Except as otherwise provided below, "Basic Costs" consist of all operating expenses of the Building, its exterior land and parking areas, facilities, structures and drives, and any future additions or improvements thereto (collectively, the "Complex"). All operating expenses shall be computed on the accrual basis in accordance with generally accepted accounting principles consistently applied. Operating expenses consist of all expenses, costs, and disbursements (but not specific costs especially billed to and paid by specific tenants) of every kind and nature that Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Complex, including, but not limited to the following:
         (a) Wages, salaries, and fees of all employees of Lessor and/or Lessor's agents (whether paid directly by Lessor itself or reimbursed by Lessor to such other party) engaged in the operation, maintenance, or security of the Complex and personnel who may provide traffic control relating to ingress and egress from the parking areas of the Complex to the surrounding public streets. All taxes, insurance, and benefits for employees providing these services are also included.
         (b) Cost of all supplies and materials and equipment rented or used in the operation and maintenance of the Complex.
         (c) Cost of all utilities for the Complex including, but not limited to, the cost of water and power, heating, lighting, air conditioning and ventilating for the Complex.

         (d) Management costs and the cost of all maintenance, janitorial, and service agreements for the Complex and the equipment therein, including, but not limited to, alarm service, window cleaning, elevator maintenance, security service, traffic control, and janitorial service.
         (e) Cost of all insurance relating to the Complex, including, but not limited to, the cost of fire and extended coverage insurance, rental loss or abatement insurance, casualty and liability insurance applicable to the Complex and Lessor's personal property used in connection therewith.
         (f) All taxes, assessments, and other governmental charges, whether federal, state, county or municipal (other than federal taxes on Lessor's net income and Lessor's franchise taxes), and whether they be by taxing districts or authorities presently taxing the Complex or by others, subsequently created or otherwise and any other taxes and assessments attributable to the Complex or its operation. It is agreed that Lessee will be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that the same exceed standard Building allowances.
         (g) Costs of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to tenants of the Building other than Lessee).
         (h) Amortization of the cost of capital investment items which are primarily for the purpose of reducing operating costs or which may be required by governmental authority. All such costs shall be amortized over the reasonable useful life of the capital investment items by including in Basic Costs the annual amortized amount thereof, with the reasonable life and amortization schedule being determined by Lessor in accordance with generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building.
         (i) Lessor's central accounting costs applicable to the Complex.

         Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not fully occupied during any year of the term of this Lease, an adjustment shall be made in computing the Basic Costs for such year so that the Basic Costs shall be computed for such year as though the Building had been fully occupied during such year. Lessee at its expense shall have the right at any reasonable time within twelve (12) months after the end of an applicable year for which additional rent is due, following prior written notice to Lessor, to audit Lessor's books and records relating to this Lease for the immediately preceding calendar year in which Base Rental was adjusted pursuant to Paragraph 5 hereof; or at Lessor's sole discretion, Lessor will provide at Lessee's expense such audit prepared by a certified public accountant.

         Notwithstanding the foregoing, the following items are expressly excluded from operating expenses and Basic Costs:

         A. except for items described in paragraph 6(h), costs of a capital nature, including, but not limited to, capital improvements, capital repairs, capital equipment, capital tools, and capital replacements, and reserves for any of the foregoing, all as determined in accordance with generally accepted accounting principles and sound management practices consistently applied;

         B. all costs associated with the operation of the business of the ownership of the entity that constitutes "Lessor", as distinguished from costs of operation and maintenance of the Complex, including, but not limited to, costs associated with nonComplex accounting and legal matters; costs of defending any lawsuits with any mortgagee (except as the actions of Lessee may be in issue); costs of selling, syndicating, financing, mortgaging, or hypothecating any of the Lessor's interest in all or any part of the Complex; costs of any disputes between Lessor and its employees, agents or contractors; and costs paid in connection with disputes with other tenants;

         C. all costs (including permit, license and inspection fees) incurred in renovating, or otherwise improving or decorating, painting or redecorating space for other tenants or other occupants or renovating or redecorating vacant space, or any cash or other consideration paid by Lessor on account of, with respect to, or in lieu of the tenant improvement work or alterations described above;

         D. costs incurred by Lessor in connection with the construction of the Complex and related facilities or the correction of defects in construction;

         E. any costs of any services sold or provided to tenants or other occupants, for which Lessor is reimbursed or entitled to be reimbursed by such tenants or other occupants as an additional charge or rental over and above the Base Rent;

         F. expenses in connection with services or other benefits which are provided to another tenant or occupant and do not benefit and are not available to Lessee;

         G. depreciation and amortization of the Complex;

         H. Litigation costs or any fines or penalties incurred due to violation by Lessor or any tenant of the terms and conditions of any lease;

         I. payments in respect to overhead or profit to subsidiaries or affiliates of Lessor, or to any party as a result of a noncompetitive selection process, for management or other services in or to the Complex or for supplies or other materials to the extent that the costs of such services, supplies or materials exceed the costs that would have been paid had the services, supplied or materials been provided by parties unaffiliated with the Lessor on a competitive basis;

         J. interest on debt or amortization payments on any mortgages or deeds of trust or any other debt service or instrument encumbering the Building or Complex;

         K. wages, salaries and other compensation paid to any executive employee of Lessor or Lessor's Managing Agent above the level of Building Manager;

         L. any cost or expense related to the removal, cleaning, abatement or remediation of Hazardous Materials in or about the Complex, including without limitation, hazardous substances in the ground, water or soil, but only to the extent the presence thereof was not caused by Lessee;

         M. advertising and promotional costs;

         N. all administrative and other costs related to the Complex's leasing, marketing, and construction (tenant improvement or otherwise) programs, including, but not limited to the reasonable allocation of the wages, salaries, employees benefits and taxes for all personnel involved in the management and operations of the Complex and/or in the Complex's leasing, marketing, and/or construction programs, and the reasonable allocation of the Complex management office expenses such as office supplies, office equipment, telephone expenses, and all other miscellaneous administrative expenses;

         O. Lessor's personal and corporate income taxes, inheritance and estate taxes, and other business taxes and assessments, franchise, gift and transfer taxes;

         P. costs for which Lessor is reimbursed by its insurance carrier or by any tenant's insurance carrier or by any other entity;

         Q. any  fines,  costs,   penalties  or  interest  resulting  from   the
negligence or willful misconduct of the Lessor or its agents, contractors, or employees;

         R. rental payments and any related costs pursuant to any ground lease of land underlying all or any portion of the Complex; or

         S. any costs, fees, dues, contributions or similar expenses for political, charitable, industry, association or similar organizations.

        7. Completion of Leasehold Improvements. Lessor shall approve full definitive plans and specifications of all Leasehold Improvements to be constructed or installed or other work to be performed in the Premises, including but not limited to, all architectural, electrical and mechanical plans, room finish schedules, millwork detail, and air conditioning layout drawings for all improvements to be installed with the Premises, all in accordance with the terms and provisions of the Work Letter in the form of Exhibit "C" attached hereto. The Work Letter sets forth certain dates by which plans and specifications for the Leasehold Improvements must be prepared, reviewed and approved, and further describes the circumstances, if applicable, under which the commencement date hereof may be delayed. Leasehold improvements installed in, or attached or affixed to, the Premises shall be owned by Lessor.

        8. Acceptance of Premises and Building by Lessee. The taking of possession of the Premises by Lessee shall be conclusive evidence as against Lessee (a) that Lessee accepts the Premises as suitable for the purposes for which the same are leased except for latent defects not reasonably subject to discovery based upon a visual inspection of Premises, (b) that Lessee accepts the Building and each and every part and appurtenance thereof as being in a good and satisfactory condition except for latent defects not reasonably subject to discovery based upon a visual inspection of Premises, and (c) that Lessor has fully complied with Lessor's obligations contained in this Lease with respect to the construction of the Building and the Leasehold Improvements to the Premises except for latent defects not reasonably subject to discovery based upon a visual inspection of Premises.

        9. Services to be Furnished by Lessor. During Lessee's occupancy of the Premises, Lessor shall furnish (as a part of the Basic Costs of the Complex) the following services:
         (a) Hot and cold water at those points of supply provided for general use of other tenants in the Building and central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Lessor to be standard; provided, however, heating and air conditioning service at times other than normal business hours for the Building (as defined in Exhibit "B" Building Rules and Regulations) shall be furnished only upon the prior request of Lessee, who shall bear the cost thereof attributable to Lessee's use.
         (b) Routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent standard for similar suburban office buildings in the area in which the Building is located.
         (c) Janitorial service, Mondays through Fridays, exclusive of holidays; provided, however, if Lessee's floor coverings or other improvements are other than Building standard, or if Lessee maintains a lunch room, coffee bar, or similar facility for its employees, Lessee shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Lessor.
         (d) Electrical facilities to furnish sufficient power for typewriters, word processors, photocopying machines, personal computers, and other machines of similarly low electrical consumption (total consumption not to exceed one (1) watt per square foot of Net Rentable Area per month), but not for electronic data processing equipment, special lighting in excess of Building standard, or any other item of electrical equipment which (singly) consumes more than 0.5 kilowatts at rated capacity or requires a voltage other than 120 volts single phase. If Lessee's electrical equipment requires additional air conditioning capacity above that provided by the Building standard system, then the additional air conditioning installation and operating costs will be payable by Lessee on demand therefor by Lessor.

         (e) All Building standard fluorescent bulb replacement in all areas of the Building and all incandescent bulb replacement in public areas, toilet and restroom areas, and stairwells.
         (f) Security to the Building, as Lessor deems necessary during the weekends and after normal business hours during the week. Lessor shall not be liable for losses or injuries due to theft or burglary or for losses or damages or injuries in respect of any crime committed on or adjacent to any portion of the Premises or any other portion of the Complex.
         Water, gas, electrical, and sewer services included in the foregoing Building services will be provided through available public utilities. The failure by Lessor to any extent to furnish these services, any cessation, malfunction, fluctuation, variation, or interruption thereof, or any breakdown or malfunction of equipment in the Complex resulting from causes beyond the reasonable control of Lessor shall not render Lessor liable in any respect for damages, direct or consequential, to either persons or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from the obligation to fulfill any covenant or agreement hereof. Should any of Lessee's office equipment or machinery breakdown, be damaged, or for any cause cease to function properly as a result of the cessation, malfunction, fluctuation, variation, interruption, or breakdown of services or equipment in the Complex, Lessee shall have no claim for rebate of rent or damages.

         Notwithstanding the foregoing, Lessee shall be entitled to make a claim for damages suffered as a consequence of Lessor's or its employees' or agent's gross negligence or willful misconduct.

         10. Keys and Locks. Lessor shall furnish Lessee a Building standard number of keys for each corridor entering the Premises. Additional keys will be furnished at a charge by Lessor on receipt of an order signed by Lessee. All keys shall remain the property of Lessor. No additional locks shall be allowed on any door of the Premises without Lessor's written permission, and Lessee shall not make or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this Lease, Lessee shall surrender to Lessor all keys to the Premises, and give to Lessor the explanation of the combination of all locks for safes, safe cabinets, and vault doors, if any, in the Premises.

         11. Graphics. Lessor shall provide and install, at Lessee's cost, chargeable against any available Lessee improvement allowance, all letters or numerals on doors in the Premises. All such letters and numerals shall be in the standard graphics for the Building, and no others shall be used or permitted on the Premises. Lessor also agrees to provide and install, at Lessee's cost, a listing on the Building directory board.

         12. Maintenance and Repairs by Lessor. Unless otherwise stipulated herein, Lessor shall not be required to make any improvements or repairs of any kind or character on the Premises during the term of this Lease, except such repairs as may be deemed necessary by Lessor for normal maintenance operations. The obligation of Lessor to maintain and repair the Premises shall be limited to the repair of Building standard items. Any other leasehold improvements will, at Lessee's written request, be maintained by Lessor at Lessee's expense, at a cost or charge equal to all costs incurred in such maintenance plus an additional charge to cover overhead, which costs and charges shall be payable by Lessee on demand therefore by Lessor.

         Lessor agrees at its cost and expense to maintain the public and common areas of the Complex including without limitation lobbies, stairs, corridors, parking areas, and restrooms, in reasonably good order and condition and to operate the Complex in a manner comparable to similar Class A suburban office buildings in the vicinity of the Complex. Lessor shall, at Lessor's own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Complex corridors, lobby, structural members of the Complex and equipment used to provide the services referred to in Paragraph 9 hereof, unless any such damage is caused in whole or in part by acts or omissions of Lessee, or Lessee's agents, employees or invitees, in which event Lessee shall bear the costs of such repairs. Lessee shall promptly give Lessor notice of any damage in the Premises requiring repair by Lessor, as aforesaid.

         13. Repairs by Lessee. Lessee covenants and agrees with Lessor, at Lessee's cost and expense, to repair or replace any damage or injury done to the Complex, or any part thereof, caused by Lessee or Lessee's agents, employees, invitees, or visitors, and to restore the Complex to the same or as good a condition as it was prior to such injury or damage. All repairs and replacements shall be effected in compliance with all building and fire codes and other applicable laws and regulations. If Lessee fails to make such repairs or replacements promptly after receipt of written demand by Lessor to do so, Lessor may, at its option, make the repairs or replacements, and Lessee shall pay the cost thereof to Lessor on demand.

         14. Care of Premises. Lessee covenants and agrees with Lessor not to commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, to deliver up the Premises to Lessor in as good a condition as at the date of the commencement of the term of this Lease, ordinary wear and tear, casualty, and condemnation excepted. Upon any termination of this Lease, Lessor shall have the right to reenter and resume possession of the Premises.

         15. Peaceful Enjoyment. Lessee shall, and may peacefully have, hold, and enjoy the Premises subject to the other terms hereof, provided that Lessee timely pays the rent and other sums herein required to be paid by Lessee and timely performs all of Lessee's covenants and agreements herein contained. This covenant and any and all other covenants and agreements of Lessor contained in the Lease shall be binding upon Lessor and its successors only with respect to breaches occurring during its or their respective periods of ownership of Lessor's interest hereunder.

         16. Holding Over. In the event of the holding over by Lessee after expiration or other termination of this Lease without the prior written consent of Lessor, Lessee shall, throughout the entire holdover period, pay rent equal to the greater of twice the Base Rental hereunder in effect at such time or the prevailing market rent determined by Lessor, as well as all adjustments to Base Rental that would otherwise have been payable had the term of this Lease continued through the period of such holding over by Lessee; provided, however, that Lessor's acceptance of any such payment shall not constitute nor imply any consent by Lessor to any such holding over by Lessee. No holding over by Lessee after the expiration of the term of this Lease shall be construed to extend the term of this Lease; and in the event of any unauthorized holding over, Lessee shall indemnify, defend and hold Lessor harmless from and against all claims for damages (and reimburse Lessor upon demand for any sums paid in settlement of any such claims) by any other lessee or prospective lessee to whom Lessor may have leased all or any part of the Premises effective before or after the expiration of the term of this Lease and by any broker claiming any commission or fee in respect of any such lease or offer to lease. Any holding over with the written consent of Lessor shall thereafter constitute this Lease, a lease from month to month under the terms and provisions of this Lease, to the extent applicable to a tenancy from month to month.

         17. Alterations, Additions, and Improvements. Lessee covenants and agrees with Lessor not to permit the Premises to be used for any purpose other than that stated in Paragraph 3 hereof or make or allow to be made any alterations or physical additions in or to the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the written consent of Lessor in each such instance, which will not be unreasonably denied or delayed. Any and all such alterations, physical additions, or improvements, when made to the Premises by Lessee, shall at once become the property of Lessor and shall be surrendered to Lessor upon termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to trade fixtures, movable equipment, or furniture owned by Lessee, which, if Lessee is not in default, may be (or if requested by Lessor, shall be) removed by Lessee on termination of this Lease. Lessee agrees specifically that no food, soft drink, or other vending machine will be installed within the Premises, except as contained in Lessee's lunch or break room.

         18. Legal Use and Violations of Insurance. Lessee covenants and agrees with Lessor not to occupy or use, or permit any portion of the Premises to be occupied or used, for any business or purpose that is unlawful, disreputable or extra-hazardous on account of fire, or permit anything to be done that could in any way increase the rate or result in the denial or reduction of fire, liability or any other insurance coverage on the Complex and/or its contents.

         19. Laws and Regulations; Building Rules. Lessee covenants and agrees with Lessor to comply with all laws, ordinances, rules and regulations of any state, federal, municipal, or other government or governmental agency having jurisdiction of the Premises that relate to the use, condition or occupancy of the Premises. Provided such rules are enforced generally as to all tenants of the Complex, Lessee will comply with the rules of the Complex adopted and altered by Lessor from time to time for the safety, care, and cleanliness of the Premises and Complex and for the preservation of good order therein, all changes to which will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee.

         20. Nuisance. Lessee covenants and agrees with Lessor to conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or unreasonably interfere with, annoy, or disturb any other tenant or Lessor in its operation of the Complex.

         21. Entry by Lessor. Lessee covenants and agrees with Lessor to permit Lessor or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours after having given Lessee reasonable advance notice (and in emergencies at all times) to inspect the same, or to show the Premises to prospective tenants, purchasers, mortgagees, or insurers, to clean or make repairs, alterations, or additions thereto, as Lessor may deem necessary or desirable. Lessee shall not be entitled to any abatement or reduction of rent by reason of such entry.

         22. Assignment and Subletting. (a) Lessee shall not, without the prior written consent of Lessor, (i) assign or in any manner transfer this Lease or any estate or interest therein, or (ii) permit any assignment of this Lease or any estate or interest therein by operation of law, or (iii) sublease the Premises or any part thereof, or (iv) grant any license, concession, or other right of occupancy of any portion of the Premises, or (v) permit the use of the Premises by any parties other than Lessee, its agents and employees. For purposes hereof, the merger or consolidation of Lessee with or into any other corporation or other entity, a sale or other transfer of fifty percent (50%) or more of Lessee's capital stock or other analogous ownership interest in any single transfer or in a series of transfers, or a sale or other transfer of fifty percent (50%) or more of Lessee's assets in any single transfer or in a series of transfers shall be deemed an assignment of this Lease. Notwithstanding the foregoing, the sale of substantially all of the assets of, or more than 50% of the stock or other ownership interests in Lessee to, or the merger, consolidation, or other reorganization of Lessee into or with, another business entity shall not be subject to the provisions of this paragraph, provided, that in Lessor's reasonable judgment, the surviving entity following such transaction is at least the equal of Lessee with regard to (i) its financial condition and
(ii) general business reputation. Consent by Lessor to one or more assignments or sublettings shall not operate as a waiver of Lessor's rights as to any subsequent assignments and sublettings. Notwithstanding any assignment or subletting, Lessee and any guarantor of Lessee's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Lessee's other obligations under this Lease. If any event of default should occur while the Premises or any part thereof are then assigned or sublet, Lessor, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or sublessee all rents becoming due to Lessee under such assignment or sublease, and apply such rent against any sums due to Lessor by Lessee hereunder, and Lessee hereby authorizes and directs any such assignee or sublessee to make such payments of rent direct to Lessor upon receipt of notice from Lessor. No direct collection by Lessor from any such assignee or sublessee shall be construed to constitute a novation or a release of Lessee or any guarantor of Lessee from the further performance of its obligations hereunder. Receipt by Lessor of rent from any assignee, sublessee or occupant of the Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting or a release of Lessee from any obligation under this Lease. The receipt by Lessor to any such assignee or sublessee obligated to make payments of rent shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any such amount of rent so paid to Lessor. Lessor is authorized and empowered, on behalf of Lessee, to endorse the name of Lessee upon any check, draft, or other instrument payable to Lessee evidencing payment of rent, or any part thereof, and to receive and apply the proceeds therefrom in accordance with the terms hereof. Lessee shall not mortgage, pledge, or otherwise encumber its interest in this Lease or in the Premises. Any attempted assignment or sublease by Lessee in violation of the terms and covenants of this paragraph shall be void and constitute an event of default under this Lease.
         (b) If Lessee requests Lessor's consent to an assignment of the Lease or subletting of all or a part of the Premises, Lessee shall submit to Lessor in writing, at least sixty (60) days in advance of the date on which Lessee desires to make such an assignment or sublease, notice of the name of the proposed assignee or subtenant and the proposed commencement date of such assignment or subletting, together with copies of all agreements entered into or contemplated to be entered into regarding such subletting or assignment, and such information as Lessor may request regarding the nature and character of the business of the proposed assignee or subtenant. Lessor shall have the option (to be exercised within thirty (30) days from Lessor's receipt of Lessee's submission of written request), (i) to permit Lessee to assign or sublet such space to the proposed assignee or sublessee (in which event Lessee shall deliver to Lessor legible, true, correct and complete copies of all agreements relating to such assignment or subletting); if, however, the rental or other consideration payable in respect of such subletting or assignment exceeds the rent payable hereunder by Lessee, then all such excess rent and other consideration shall be deemed additional rent owed by Lessee to Lessor, and shall be payable to Lessor by Lessee in the same manner and on the same terms as installments of Base Rental are payable by Lessee hereunder (or upon Lessee's receipt thereof, whichever is earlier); or (ii) to refuse to consent to Lessee's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises; or (iii) to cancel this Lease (or the applicable portion thereof as to a partial subletting) as of the commencement date stated in the above-mentioned notice from Lessee of its desire to enter into such subletting or assignment, in which event the term of this Lease, and the tenancy and occupancy of the Premises (or the applicable portion thereof as to a partial subletting) by Lessee thereunder, shall cease, terminate, expire, and come to an end as if the cancellation date was the original termination date of this Lease. If Lessor should fail to notify Lessee in writing of such election within such thirty (30) day period, Lessor shall be deemed to have elected option (ii) above. If Lessor elects to exercise option (i) above, Lessee agrees to provide, at its expense and at a location approved by Lessor, direct access from such sublet space to a public corridor of the Building. Notwithstanding Lessor's consent in any instance to any assignment or subletting, no further or subsequent assignment or subletting shall be permitted unless Lessor consents in writing thereto. Notwithstanding the foregoing, Lessor shall give Lessee at least ten (10) days' prior written notice before exercising the right to terminate this Lease or a portion thereof under (ii) above, during which ten (10) days, Lessee may withdraw its request for Lessor's consent to the assignment or sublease in question, whereupon this Lease shall continue in full force and effect without change as if no such request had been made by Lessee.

         23. Transfers by Lessor. Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Complex and other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the rights and obligations of Lessor hereunder), Lessor shall be released from any further obligations hereunder, and Lessee agrees to look solely to such successor in interest of Lessor for the performance of such obligations.

         24. Subordination to Mortgage. This Lease is subject and subordinate to any mortgage or deed of trust that may now or hereafter (provided Lessee receives a non-disturbance agreement from the subsequent mortgagee) encumber the Complex, and to all renewals, modifications, consolidations, replacements, and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Lessee shall, at Lessor's request, execute promptly any certificate or instrument evidencing such subordination that Lessor may request. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Lessee will, upon request of any person or party succeeding to the interest of Lessor as a result of such enforcement, automatically become the Lessee of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by (a) any payment of rent or additional rent for more than one (1) month in advance, except advance rental payments expressly provided for in this Lease, or (b) any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest. Upon request by any mortgagee or such successor in interest, Lessee shall execute and deliver an instrument or instruments confirming the attornment provided for herein. If Lessee is to be
subordinate  to  subsequent   liens,   Lessee  must  receive  a  non-disturbance
agreement.

         25. Mechanic's Liens. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or improvements thereon or the Complex during the term hereof caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Lessee, and nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or to the Premises, or any party thereof, nor as giving Lessee any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Lessor in the Premises. In the case of the filing of any lien upon the interest of Lessor or Lessee in the Premises, Lessee shall cause the same to be discharged of record within ten (10) days after the filing of same either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit in court or bonding. If Lessee shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Lessor for any of the aforesaid purposes, or for the satisfaction of any other lien, not caused by Lessor, with interest thereon at the rate hereinafter provided from the date of payment, shall be paid by Lessee to Lessor on demand.

         26. Estoppel Certificate. Lessee will, at any time and from time to time, within three (3) days from any written request by Lessor, execute, acknowledge, and deliver to Lessor a statement in writing executed by Lessee certifying to Lessor and/or any party designated by Lessor that, if true, Lessee is in possession of the Premises under the terms of this Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), the dates to which the rent has been paid, that to the knowledge of Lessee no default exists hereunder or specifying each such default of which Lessee may have knowledge, and such other matters as may be reasonably requested by Lessor. Any such statement by Lessee may be relied upon by any prospective purchaser or mortgagee of the Complex. Lessee's failure to timely execute and deliver any such statement shall constitute an event of default hereunder.

         27. Events of Default. (a) The following events shall be deemed to be events of default by Lessee under this Lease:
             (i) Lessee shall fail or refuse to pay any installment of the rent hereby reserved or other sum of money payable hereunder or under any other agreement between Lessor and Lessee when due and such failure or refusal shall continue for ten (10) days.
             (ii) Lessee shall fail or refuse to comply with any term, provision, or covenant of this Lease, other than the payment of rent, or any term, provision, or covenant of any other agreement between Lessor and Lessee, and shall not cure such failure or refusal within thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if such failure or refusal cannot be cured within thirty (30) days, Lessee shall have such additional time as is reasonably necessary to complete a cure, provided that Lessee commences to cure the same within such thirty (30) days and thereafter diligently prosecutes the cure to completion within an additional period of sixty (60) days.
             (iii) Lessee or any guarantor of Lessee's obligations hereunder (hereinafter called "Guarantor") shall become insolvent, make a transfer in fraud of creditors, make a general assignment for the benefit of creditors, or admit in writing its inability to pay its debts as they become due.
             (iv) Lessee or any Guarantor shall file a petition under any section or chapter of the Federal Bankruptcy Code, as amended from time to time, or under any similar law or statute or the United States or any State thereof, or an order for relief shall be entered against Lessee or any Guarantor in any bankruptcy or insolvency proceedings, or a petition or answer proposing the entry of an order for relief against Lessee or any Guarantor in a bankruptcy or its reorganization proceedings under any present or future federal or state bankruptcy or similar law shall be filed in any court and not discharged or denied within sixty (60) days after its filing.
             (v) A receiver, trustee or custodian shall be appointed for all or substantially all of the assets of Lessee or any Guarantor or of the Premises or any of Lessee's property located therein in any proceeding brought by Lessee or any Guarantor, or any such receiver, trustee or custodian shall be appointed in any proceeding brought against Lessee or any Guarantor and shall not be discharged within sixty (60) days after such appointment, or Lessee or such Guarantor shall consent to or acquiesce in such appointment.
             (vi) The leasehold hereunder shall be taken on execution or other process of law in any action against Lessee.
             (vii) Lessee shall vacate any substantial portion of the Premises, whether or not rent continues to be paid.
             (viii) Lessee shall fail or refuse to move into or take possession of the Premises within fifteen (15) days after the date on which the term of this Lease commences under the terms of Paragraph 2 of this Lease.

     (b) If an event of default occurs, Lessor shall have the right at its election, then or at any time thereafter while such event of default continues, to pursue any one or more of the following remedies in addition to all other rights or remedies provided herein or at law or in equity:
             (i) Lessor may terminate this Lease and forthwith repossess the Premises by forcible entry and detainer suit or otherwise without liability for trespass or conversion and be entitled to recover forthwith as damages a sum of money equal to the total of (A) the cost of recovering the Premises, (B) the unpaid rent due and payable at the time of termination, plus interest thereon at the rate hereinafter specified from the due date, (C) discounted present value of the balance of the rent for the remainder of the term less the fair market value of the Premises for such period, and (D) any other sum of money and damages owed by lessee to Lessor. Lessor and Lessee agree that 7% shall be a reasonable discount rate.
             (ii) Lessor may terminate Lessee's right of possession and may repossess the premises by forcible entry or detainer suit or otherwise without liability for trespass or conversion, without demand or notice of any kind to Lessee and without terminating this Lease, in which event Lessor may, but shall be under no obligation to, relet the same for the account of Lessee for such rent and upon such terms as shall be satisfactory to Lessor. For the purpose of such reletting, Lessor is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Premises that may be necessary to reletting. If Lessor exercises the remedies provided in this subparagraph, Lessee shall pay to Lessor, and Lessor shall be entitled to recover from Lessee, an amount equal to the total of the following: (A) unpaid rent, plus interest at the rate hereinafter provided, owing under this Lease for all periods of time that the Premises are not relet; plus (B) the cost of recovering possession, and all of the costs and expenses of such decorations, repairs, changes, alterations, and additions, and the expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid; plus (C) any deficiency in the rentals and other sums actually received by Lessor from any such reletting from the rent and additional rent required to be paid under this Lease with respect to the periods the Premises are so relet, and Lessee shall satisfy and pay any such deficiency upon demand therefor from time to time. Lessee agrees that Lessor may file suit to recover any sums falling due under the terms of this subparagraph from time to time; and that no delivery or recovery of any portion due Lessor hereunder shall be a defense in any action to recover any amount not theretofore reduced to judgment in favor of Lessor, nor shall such reletting be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention be given to Lessee by Lessor. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

              (iii) Offset against any rents, damages, or other sums of money owed by Lessee any security deposit and/or any advance rent applicable to any time period after the occurrence of the event of default and any sums which would then or thereafter otherwise be due from Lessor to Lessee.

         28. INTENTIONALLY DELETED.

         29. Attorneys' Fees. In the event Lessee defaults in the performance of any terms, covenants, agreements, or conditions contained in this Lease and Lessor places the enforcement of this Lease, or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises in the hands of an attorney, or files suit upon the same, Lessee agrees to pay Lessor's reasonable attorneys' fees incurred by Lessor.

         30. No Implied Waiver. The failure of Lessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this Lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Lessor of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

         31. Casualty Insurance. Lessor shall maintain fire and extended coverage insurance on the portion of the Complex constructed by Lessor, including additions and improvements by Lessee. Such insurance shall be maintained with an insurance company authorized to do business in Texas, in amounts and with deductibles desired by Lessor at the expense of Lessor (as a part of the Basic Costs), and payments for losses thereunder shall be made solely to Lessor. Lessee shall maintain at its expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and on all additions and improvements made by Lessee and not required to be insured by Lessor above. If the annual premiums to be paid by Lessor shall exceed the standard rates because Lessee's operations, contents of the Premises, or improvements with respect to the Premises beyond Building standard result in extra-hazardous exposure, Lessee shall pay the excess amount of the premium upon request therefor by Lessor.

         32. Liability Insurance. Lessee shall, at its expense, maintain a policy or policies of comprehensive general liability insurance, including coverages the same as or equivalent to those provided pursuant to the Texas Multi-Peril Broad Form Comprehensive General Liability Endorsement, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company with an A.M. Best Rating of at least B+ and acceptable to Lessor, such insurance to afford minimum protection in limits of not less than $1,000,000.00 Combined Single Limits of coverage for Personal Injury and Property Damage and $1,000,000.00 Annual Aggregate. At least fifteen (15) days prior to Lessee's occupancy of the Leased Premises, Lessee shall deliver to Lessor a copy of all policy provisions intended to be included in the coverage to be provided by Lessee, and a valid certificate of insurance issued to Lessor, effective as of the dates applicable under the terms of this Lease, which said certificate of insurance shall include, without limitation: (A) provisions requiring notice by the insurer to Lessor at least thirty (30) days in advance of any contemplated, intended or effective cancellation, nonrenewal, or material change or modification, or coverage provisions or limits; and (B) a Waiver of Subrogation in favor of Lessor and agents, employees, servants, officers, directors, contractors, and subcontractors of Lessor, with respect to the insurance coverage and claims of Lessee.

         33. Indemnity. Lessor shall not be liable to Lessee, or to Lessee's agents, servants, employees, customers, or invitees, for any damage to person or property caused by any act, omission, or neglect of Lessee, its agents, servants or employees, and Lessee agrees to indemnify and hold Lessor harmless from all liability and claims for any such damage.

         34. Waiver of Subrogation Rights. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Complex of which the Premises are a part, or any reason of fire, the elements, or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies referred to in Paragraph 31 hereof or is otherwise insured against under an insurance policy maintained by the party suffering such loss or damage, regardless of cause or origin, including any negligence of the other party hereto and/or its agents, officers, or employees, and each party covenants that no insurer shall hold any right of subrogation against such other party. This waiver of subrogation provision shall be effective to the full extent, but only to the extent, that it does not impair the effectiveness of insurance policies of Lessor and Lessee.

         35. Casualty Damage. If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Complex shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Complex shall, in Lessor's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or in the event any mortgagee under a mortgage or deed of trust covering the Complex should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Lessor may, at its option, terminate this Lease and the term and estate hereby granted by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the Base Rental hereunder shall be abated as of the date of such damage. If Lessor does not thus elect to terminate this Lease, Lessor shall within one hundred eighty
(180) days after the date of such damage repair and restore the Complex (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture or furnishings or fixture and equipment removable by Lessee under the provisions of this Lease, but such work shall not exceed the scope of the work done by Lessor in originally constructing the Complex and installing Building standard items in the Premises, nor shall Lessor in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Complex be damaged by fire or other casualty resulting from the fault or negligence of Lessee or any of Lessee's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Complex caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Lessor or Lessee against loss or damage to the complex or to the Premises shall be for the sole benefits of the party carrying such insurance and under its sole control. Notwithstanding anything to the contrary contained herein, if Lessor fails to complete the repair and restoration of the Complex within one hundred eighty days after the casualty (subject to delays beyond Lessor's control), then Lessee may give written notice to Lessor terminating this Lease at any time before such repair or restoration is complete. The same criteria specified in paragraph 2 to determine when the Premises are ready for occupancy shall apply under this paragraph to determine completion of restoration and repair of the Complex.

         36. Condemnation. If the Premises shall be taken or condemned for public purpose to such extent as to render the Premises untenantable, this Lease shall, at the option of either party, forthwith cease and terminate. All proceeds from any taking or condemnation of the Premises shall belong to and be paid to Lessor. If such taking eliminates any parking areas serving the Complex, and neither party terminates this Lease pursuant to this paragraph as a consequence of such taking, Lessor shall following the taking continue to provide Lessee with all parking required under this Lease and under applicable laws.

         37. Damages from Certain Causes. Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of government body or authority, or for any damage or inconvenience which may arise through repair or alteration of, or, except as otherwise expressly provided in this Lease, failure to repair, any part of the Complex or Premises necessitated by such causes.

         38. Notice and Cure. In the event of any act or omission by Lessor that would give Lessee the right to damages from Lessor or the right to termination this Lease by reason of a constructive or actual eviction from all or part of the Premises or otherwise, Lessee shall not sue for such damages or exercise any such right to terminate until it shall have given written notice of such act or omission to Lessor and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises, and a reasonable period of time not to exceed sixty (60) days for remedying such act or omission shall have elapsed following the giving of such notice, during which time Lessor and such holder(s), or either of them, their agents or employees, shall be entitled to enter upon the Premises and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, the Base Rental payable by Lessee for such period as provided in this Lease shall be abated and apportioned only to the extent that any part of the Premises shall be untenantable.

         39. Personal Liability. The liability of Lessor, any, agent of Lessor, or any of their employees to Lessee for or in respect of any default by Lessor under the terms of this Lease or in respect of any other claim or cause of action shall be limited solely and exclusively to the interest of Lessor in the Complex, and Lessee agrees to look solely and entirely to Lessor's interest in the Complex for the recovery and satisfaction of any judgment against Lessor, any agent of Lessor, or any of their employees, it being agreed that in no event shall Lessor, any agent of Lessor, or any of their employees be (i) liable for any lost profits or other consequential or special damages unless caused by the gross negligence or willful misconduct of Lessor or (ii) personally liable for the payment or satisfaction of any judgment or deficiency, and Lessee covenants to forbear from instituting, asserting, or prosecuting any claim or action or seeking any form of remedy or relief to the contrary. As used in this Lease, "Lessor's interest in the Complex" shall include the following: (1) Lessor's equity in the realty comprising the Complex, (2) all net rentals collected by Lessor from the leasing of the Complex, (3) all insurance proceeds collected by Lessor with respect to a casualty to the Complex or any part thereof, and (4) all condemnation awards or payments in lieu thereof received by Lessor for a taking or threatened taking of all or any portion of the Complex."

         40. Notice. Any notice, communication, request, reply or advice (hereinafter severally and collectively called "notice") provided for in this Lease or permitted to be given, made, or accepted by either party to the other must be in writing, and shall, unless otherwise expressly provided in this Lease, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Lease, from and after the expiration of three (3) days after it is so deposited. Notice given in any other manner shall be effective only if and when received by the party to which such notice was delivered. The addresses for the delivery of any notices hereunder shall, until changed as herein provided, be those specified on the first page of this Lease. The parties hereto and their respective heirs, successors, legal representatives, and assigns shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address by at least fifteen (15) days written notice to the other party delivered in compliance with this paragraph; provided, however, that no such notice shall be effective until received by the other party and provided, further, however, that during the term of this Lease any notice to Lessee shall be deemed duly given if delivered to Lessee at the Premises.

         41. Captions. The captions and headings appearing in this Lease are inserted and included solely for convenience and shall never be considered or given any effect in construing this Lease, or any provisions hereof, or in ascertaining intent, if any question of intent exists.

         42. Entirety and Amendments. This Lease embodies the entire contract between the parties hereto, relative to the subject matter hereof. Except as otherwise herein provided, no variations, modifications, changes, or amendments herein or hereof shall be binding upon any party hereto unless in writing, executed by a duly authorized officer or agent of the particular party. Lessor and Lessee have negotiated the provisions of this Lease and, notwithstanding any rule or principle of law or equity to the contrary, no provision of the Lease shall be construed in favor of or against either party by virtue of the authorship or purported authorship thereof.

         43. Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall be not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         44. Binding Effect. All covenants and obligations contained within this Lease shall bind, extend, and inure to the benefit of Lessor, its successors and assigns, and shall be binding upon Lessee, its permitted successors and assign.

         45. Number and Gender of Words. All personal pronouns used in this Lease shall include the other gender, whether used in the masculine, feminine, or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

         46. Recordation. Lessee agrees not to record this Lease, but each party hereto agrees, on request of the other, to execute a short form lease in form recordable and complying with applicable Texas laws. In no event shall such document set forth the rental or other charges payable by Lessee under this

Lease; and any such document shall expressly state that it is executed pursuant to the provision contained in this Lease and is not intended to vary the terms and conditions of this Lease.

         47. Governing Law. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

         48. Interest Rate. All past-due rents or other sums payable by Lessee hereunder, and any sums advanced by Lessor for Lessee's account pursuant to applicable provisions hereof, shall bear interest from the date due or advanced until paid at the maximum lawful rate in effect at the time such payment was due or sum was advanced, or if there is no ascertainable maximum lawful rate then in effect, at a rate of five percent (5%) in excess of the floating prime or base rate of interest established from time to time for responsible commercial borrowers by a national bank in Dallas, Texas, selected by Lessor. Lessor hereby notifies Lessee that for purposes of TEX. REV. CIV. STAT. ANN. Art. 5069-1.04, as it may from time to time be amended, the "applicable rate ceiling" shall be the "indicated rate" ceiling; provided, however, that, to the extent permitted by applicable law, Lessor reserves the right to change the "applicable rate ceiling" from time to time by further notice and disclosure to Lessee.

         49. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Lessor or Lessee, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war governmental laws, regulations or restrictions, or any act, omission, delay, or neglect of such party or any of such party's employees or agents, or any other cause whatsoever beyond the control of such party.

         50. Rules and Regulations. Lessee covenants and agrees that it will comply with the Rules and Regulations of Lessor in the form of Exhibit "B" attached hereto (same being expressly made a part hereof) as well as all changes therein and additions thereto that may at any time or from time to time be adopted by Lessor for the operation and protection of the Building and the protection and welfare of its tenants and invitees. Lessor expressly reserves and retains the right at any time and from time to time to make such reasonable changes in and additions to such Rules and Regulations, provided, however, that same shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Lessee. All Rules and Regulations and additions thereto and modifications thereof shall be enforced generally as to all tenants of the Complex.

         51. Reserved Rights. Without limiting in any way Lessor's right to promulgate rules and regulations, Lessor shall have the following rights, exercisable without notice and without liability to Lessee for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Lessee's use or possession or giving rise to any claim for setoff or abatement of rent:
             (a) To change the Building's and/or the Complex's, design or street address or the Complex's name (but not the Building's name, unless (i) an event of default by Lessee has occurred or (ii) Lessee has assigned or sublet or vacated the Premises)

             (b) To approve, restrict, install, affix, maintain, and remove any and all signs on the exterior and interior of the Building except for those installed under paragraph 11 and the addenda hereto.
             (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all internal lighting that may be visible from the exterior of the Building.
             (d) To designate, restrict and control all sources from which Lessee may obtain ice, drinking water, towels, toilet supplies, shoe shining, catering, food and beverages, or like or other services on the Premises and in general to reserve to Lessor the exclusive right to designate, limit restrict and control any business and any service in or to the Building and its tenants.
             (e) To retain at all times, and to use in appropriate instances, keys to all doors within and to the Premises. No locks shall be changed or added without prior written consent of Lessor.
             (f) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building, all without abatement of rent or affecting any of Lessee's obligations hereunder, so long as the Premises are reasonably accessible and Lessee's use thereof is not impaired.
             (g) To have and retain a paramount title to the Premises free and clear of any act of Lessee purporting to burden or encumber them.

             (h) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Lessee from the use expressly permitted herein.
             (i) To approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Building, and to require all such items and furniture and similar items to be moved into and out of the Building and the Premises only at such times and in such manner as Lessor shall direct in writing. Movements of Lessee's property into or out of the Building and within the Building are entirely at the risk and responsibility of Lessee, and Lessor reserves the right to require permits before allowing any such property to be moved into or out of the Building.
             (j) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Lessor.
             (k) To have access for Lessor and other lessees of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service.
             (l) To take all such reasonable measures as Lessor may deem advisable for the security of the Building and its occupants, including without limitation, the closing of the Building after normal business hours and on Saturdays, Sundays and holidays; subject, however, to Lessee's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Lessor may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

         52. Approval by Lessor's Mortgagees Lessor's execution and delivery of this Lease are expressly subject to and conditioned upon approval of all of the provisions of this Lease by any lenders furnishing financing in respect of the Building.

         53. Brokers. Lessee represents and warrants that Lessee has had no dealing with any broker other than in connection with the negotiation or execution of this Lease.

         54. INTENTIONALLY DELETED.

         55. Time of Essence. Time is of the essence of this Lease and each and every provision of this Lease.

         56. Best Efforts. Whenever in this Lease there is imposed upon Lessor the obligation to use Lessor's best efforts or reasonable efforts or diligence, Lessor will be required to exert such efforts or diligence only to the extent the same are economically feasible and will not impose upon Lessor extraordinary financial or other burdens.

         57. No Reservation. Submission by Lessor of this instrument to Lessee for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution and delivery by both Lessor and Lessee.

         58. INTENTIONALLY DELETED.

         59. Legal Authority. In the event Lessee is a corporation (including any form of professional association), then each individual executing or attesting this Lease on behalf of such corporation covenants, warrants and represents that he is duly authorized to execute or attest and deliver this Lease on behalf of such corporation. In the event Lessee is a partnership (general or limited), then each individual executing this Lease on behalf of the partnership hereby covenants, warrants and represents that he is duly authorized to execute and deliver this Lease on behalf of the partnership in accordance with the partnership agreement, or an amendment thereto, now in effect.

         60. Exhibits, Riders and Addenda. Exhibits A and B and any other exhibits, riders and addenda attached hereto are incorporated herein and made a part of this Lease for all purposes.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease in multiple original counterparts as of the date and year first above written.


LESSOR:

BRIAR CENTER LLC,
a Texas limited liability company

By:       /s/PETER F. STREIT
Name:     Peter F. Streit
Title:    Vice President
Date:     August 12, 1997



LESSEE:

COMSTOCK RESOURCES, INC.

By:       /s/M. JAY ALLISON

Name:     M. Jay Allison
Title:    President and Chief Executive Officer
Date:     August 12, 1997

                            ADDENDUM TO LEASE BETWEEN
                              BRIAR CENTER, L.L.C..
                                    AS LESSOR
                                       AND
                        COMSTOCK RESOURCES, INC AS LESSEE

1. Subject to the terms and provision of Paragraph 4 and 5 of the Lease Agreement, Lessee hereby agrees to pay Base Rental for the term of the Lease Agreement in an amount equal to the agreement sum of (a) the number of square feet contained in the initial premises, as stipulated in Paragraph 1, multiplied by (b) the following rates per square foot of Net Rentable Area for each lease year of the initial term of this Lease referred to as ("Square Foot Rate").

         Lease Year     Square Foot Rate per Annum

         1              $21.00
         2              $21.00
         3              $21.00
         4              $21.00
         5              $21.00
         6              market rate (not less than $21.00 nor more than $24.00)
         7              market rate (not less than $21.00 nor more than $24.00)

         The Base Rental for both Lease Years 6 and 7 shall be set on January 1, 2003 by notification to Lessee from Lessor. Lessee may contest the determination of market rate by providing written notice(including Lessee's determination of market rate) to Lessor no later than January 31, 2003. Market rate is defined as the prevailing rental rate for five year leases commencing on or about January 1, 2003 in Class A buildings in the immediate geographic vicinity containing similar amenities and services. In the event Lessee and Lessor are unable to agree upon the market rate to be used as Base Rental for Lease Years 6 and 7 prior to the commencement of Lease Year 6, the parties shall submit the dispute to an arbiter or panel appointed by the American Arbitration Association for binding arbitration. Costs of arbitration shall be allocated as determined by the arbitration tribunal. In the event Lessee contests the Base Rental for Lease Years 6 and 7 as determined by Lessor, Lessee shall continue to pay the Base Rental throughout the contested period at the Lessor determined rate until final determination.

2. Base Rental Adjustment. Lessee's Base Rental includes a component (the "Basic Cost Component") attributable to Basic Costs established at the actual operating cost for the calendar year 1996 adjusted as if the building was 95% occupied per square foot of Net Rentable Area in the premises.

3. Lessor hereby grants Lessee a right of first refusal for all or portion of an additional approximate 20, 046 square feet located on the fourth floor of the Building (the "ROFR Area"). This right of first refusal may be exercised during the initial term hereof by Lessee, upon Lessee's sole discretion, within thirty days written notice from Lessor of Lessor's intent to lease any potion of the fourth floor of the Building to a third party. Lessor's notice shall specify the location and quantity of space that Lessor desires to lease and the rental rate, lease term, any allowances or rent abatement or other tenant inducements Lessor would afford in respect of the lease of such space (the "Material Terms"). In the event that Lessee does not agree in writing to lease such portion of the ROFR Area upon the Material Terms (and otherwise subject to the remaining terms of this Lease) within thirty days from delivery of Lessor's notice, then Lessor may thereafter lease such portion of the ROFR Area to any third party upon terms no less favorable to Lessor than the Material Terms, and upon any such lease Lessee shall enjoy no further right of first refusal with respect to the portion of the ROFR Area covered by such third-party lease. Notwithstanding anything to the contrary contained in this paragraph 3, if Lessor offers space in the ROFR Area to Lessee and Lessee rejects the offer and Lessor does not lease such space to a third-party tenant within twelve (12) months after offering the space to Lessee, Lessor may not thereafter lease such space or any portion thereof to a third party without first offering the space to Lessee in the manner provided in this paragraph 3.

4. The Building shall be named "Comstock Tower" at Briar Center and Lessor shall erect a stone or concrete monument containing signage with the name Comstock Resources, Inc. to be prominently displayed thereon. The monument signage shall be located near the front entrance to the Building and in view of the primary road access to the Building.

5. Lessee shall be entitled to the use of (i) one covered parking space per 1,000 square feet of Net Rentable Area within the Premises and (ii) parking spaces located on surface areas for the remainder of Lessor's employees, subject to the terms and conditions of Exhibit "D" to this Lease.

6. Up to five designated executives of Lessee shall have access to the new golf course and hotel health club at posted rates.

7. Completion of the Building is anticipated by mid-year 1998 and completion of the hotel is anticipated by the end of 1998.

8. If construction of a first class hotel to serve the Stonebrier area is not commenced by the date on which the Premises are ready for occupancy (as defined in paragraph 2(b) of the Lease), then Lessee may terminate this Lease by delivering written notice received by Lessor within sixty days from such date.